Exhibit 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER 18 U.S.C. 1350
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of PLATO Learning, Inc. (the “Company”) for the first quarter ended January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Morache, President and Chief Executive Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2007	/s/ MICHAEL A. MORACHE

Michael A. Morache
President and Chief Executive Officer